Exhibit 99.1

Addentax Group Corp. Elevates Artificial Intelligence Content Creation Through Innovative R&D Collaboration with Xi’an University of Electronic Science and Technology

SHENZHEN, China, October 18, 2023 /PRNewswire/ — Addentax Group Corp. (“Addentax” or the “Company”) (Nasdaq: ATXG), an integrated service provider focusing on garment manufacturing, logistics service, property management, and subleasing, has announced an update in its journey towards AI-driven excellence. The company has entered a research and development (“R&D”) agreement with Xi’an University (“Xi’an University”) of Electronic Science and Technology, solidifying its strategic collaboration with GW Reader Sdn. Bhd. (“GW Reader”), a global pan-entertainment platform. This collaborative effort promises to reshape the landscape of AI-based content extraction and creation for novels.

Building on the foundation laid with GW Reader in their July 6, 2023 announcement, Addentax’s commitment to innovation and the development of Games-as-a-Service (“GaaS”) firms has taken a significant leap forward. In June 2023, Addentax embarked on an ambitious project aimed at the creation of Artificial Intelligence (“AI”) Online Operational Tools, marking a pivotal moment in the company’s evolution. With the subsequent collaboration with GW Reader, Addentax set out to extend its presence in the AI-based pan-entertainment platform sector.

Today, the synergy between Addentax, GW Reader, and Xi’an University signifies the establishment of a comprehensive service chain spanning from AI technology R&D to its practical application in Games-as-a-Service and pan-entertainment industries.

The scope of this AI R&D collaboration encompasses various facets of AI technology, including translation system management, content extraction management systems, content creation management systems, among others. Notably, Addentax will retain full copyright, usage, and ownership of the R&D products arising from this collaboration.

Chairman and CEO of Addentax, Mr. Hong Zhida, expressed his enthusiasm about this transformative endeavor, stating, “We are committed to expanding our R&D capabilities and diversifying our business lines within the AI technology realm. This new partnership with a prestigious AI research institute is a pivotal step in that direction. We firmly believe that the establishment of a complete service chain, from AI technology R&D to its real-life application, will set us apart in the highly competitive AI industry.”

About Addentax Group Corp. Corp.

Addentax Group Corp. Corp. is an integrated service provider specializing in garment manufacturing, logistics services, and property management and subleasing. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to Addentax and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of Addentax’s Annual Report on Form 10-K for the year ended March 31, 2023. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

Public Relations Contact:

Addentax Group Corp. Corp.

Phone: + (86) 755 86961 405

simon.ng@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

Weitian Group LLC

1-718-213-7386

shunyu.zheng@weitian-ir.com